UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Institutional Financial Markets, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 24, 2013.

Meeting Information
INSTITUTIONAL FINANCIAL MARKETS, INC.		Meeting Type: Annual Meeting
For holders as of: July 29, 2013
Date: September 24, 2013 Time: 10:00 a.m., Local Time
	Location:	The offices of Duane Morris LLP
1540 Broadway
New York, New York 10036

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K QUARTERLY REPORT ON FORM 10-Q How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 10, 2013 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Daniel G. Cohen	05)	Joseph M. Donovan
02)	Thomas P. Costello	06)	Jack Haraburda
03)	G. Steven Dawson	07)	Christopher Ricciardi
04)	Jack J. DiMaio, Jr.	08)	Neil S. Subin

The Board of Directors recommends you vote FOR the following proposals:

2.

To approve the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreement, dated May 9, 2013, by and among the Company, Mead Park Holdings LP and Mead Park Capital Partners LLC.

3.	To approve the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreement, dated May 9, 2013, by and between the Company and Cohen Bros. Financial, LLC.

4.	To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement.

The Board of Directors recommends you vote 3 years on the following proposal:

5.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

The Board of Directors recommends you vote FOR the following proposal:

6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013.

NOTE:   In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.

IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH NOMINEE; FOR PROPOSALS 2, 3, 4, AND 6; AND EVERY THREE YEARS FOR PROPOSAL 5.

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Voting Instructions

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